June 15, 2020

SUPPLEMENT TO

HARTFORD schroders china a fund PROSPECTUS

DATED april 1, 2020, AS SUPPLEMENTED MAY 1, 2020

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

Effective immediately, under the heading “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” in the above referenced Statutory Prospectus, the following information is added:

Robert W. Baird & Co.

Effective June 15, 2020, shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI. Shareholders should contact Baird to determine their eligibility for these waivers and discounts.

Front-End Sales Charge Waivers on Class A shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•	Shares purchased from the proceeds of redemptions from another Hartford mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Shares bought due to return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulation
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in this prospectus
•	Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Hartford mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Hartford mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Hartford mutual funds through Baird, over a 13-month period of time

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7538	June 2020